Exhibit 10.1

Certain identified information has been excluded from THIS exhibit because it is both (i) not material and (ii) is the type of information that the Registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”

AMENDMENT FOUR TO ORIGINAL EQUIPMENT MANUFACTURER (OEM) PURCHASE AGREEMENT

This Amendment Four (“Amendment Four”) to the Original Equipment Manufacturer Purchase Agreement (“Agreement”) by and between SUPER MICRO COMPUTER INC. (“Supplier”) and NUTANIX, INC. (“OEM”) is entered into as of the date of last signature below (“Amendment Effective Date”). Collectively Supplier and OEM are referred to as the “Parties”.

RECITALS

A. WHEREAS The parties entered into the Agreement as of May 16, 2014, and

B WHEREAS The parties had previously amended the Agreement with Amendment 1, Amendment 2, and Amendment 3 and now desire to enter into an Amendment 4 to the Agreement to update certain obligations of the parties as follows.

NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Exhibit B, WARRANTY is deleted in its entirety and replaced as follows:

“Warranty Coverage Table:

Supermicro Standard Warranty Remedies for OEM Product (coverage dates calculated from date of invoice)
Eligible Items: Products set forth on Exhibit A as updated from time-to-time.

Item	Manufacturer	System/FRU	Terms
Complete System	[***]	System	A, B, C
Supermicro configured System Components	[***]	System	A, B, C
Memory Module (DIMM)	[***]	System	A, B, C, I
Central Processing Unit (CPU)	[***]	System	A, B, C
Solid State Drive (SSD)	[***]	System	A, B, C, I
Hard Drives (HDD)	[***]	System	A, B, C, I
Network Interface Card (NIC)	[***]	System	A, B, C, I

Node Assembly (NODE)	[***]	FRU	A, B, C
Chassis (PIO)	[***]	FRU	B, E, G, H
Memory Module (DIMM)	[***]	FRU	B, E, G, H, I
Solid State Drive (SSD)	[***]	FRU	B, E, G, H, I
Solid State Drive (SSD)	[***]	FRU	D, G, H, I
Hard Drive (HDD)	[***]	FRU	B, E, G, H, I
Hard Drive (HDD)	[***]	FRU	D, G, H, I
Add On Card (AOC)	[***]	FRU	B, E, G, H, I
Power Supply (PWS)	[***]	FRU	B, E, G, H, I
Fan (FAN)	[***]	FRU	B, E, G, H, I
Network Interface Card (NIC)	[***]	FRU	A, B, F, I
Graphics Processing Unit (GPU)	[***]	FRU	A, G, H, I
SATADOM	[***]	FRU	B, E, G, H, I
M.2	[***]	FRU	B, E, G, H, I
HBA	[***]	FRU	B, E, G, H, I
RAID cards	[***]	FRU	B, E, G, H, I
Transceivers	[***]	FRU	B, E, G, H, I
TPM	[***]	FRU	B, E, G, H, I

A	[***]
B	[***]
C	[***]
D	[***]
E	[***]
F	[***]
G	[***]
H	[***]
I	[***]

1.
Parts coverage includes any material and parts costs incurred for repairs by Supermicro during coverage period.
2.
Labor coverage includes any labor costs incurred for repairs by Supermicro during coverage period.
3.
In the event a product is dead on arrival ("DOA"), Supermicro shall directly ship to Nutanix, at direction, a replacement product during the coverage period, which shall begin on the date of Supermicro's invoice.

CONFIDENTIAL

4.
Supermicro shall refund a credit for the invoice value of the product if said product is returned under the following criteria: (i) the product is returned for refund during [***] from Supermicro's invoice date; and (ii) Supermicro is unable to repair or replace the product. The date of return shall be the date Customer ships product to Supermicro as long as the refund request is made within the [***] period described in this section.

Remark: Out of Warranty

If returned products are: a) within the warranty period, b) accompanied by the proper Return Materials Authorization ("RMA") and c) defective as determined by Supermicro; Supermicro will, at its option: 1) repair the defective product within [***], or 2) issue a credit to Nutanix for the invoice value of the product. Supermicro has no obligation to repair or replace parts beyond the three-year warranty period; however, Supermicro may repair or replace provided that 1) Nutanix pays for the cost of obtaining the part(s) and 2) the part(s) are available for purchase. Unless otherwise agreed to in writing by the parties all repairs will be performed with new parts.”

2.
All other provisions of the Agreement not specifically referenced herein shall remain unchanged. It is the Parties’ intent to modify the Agreement as detailed herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Four as of the Amendment Effective Date.

NUTANIX INC.

By: /s/ Scott Lloyd

Title: VP, Operations

Date: 11/5/2021

ACKNOWLEDGED AND AGREED

SUPER MICRO COMPUTER INC.

By: /s/ Don Clegg

Title: SVP Worldwide Sales

Date: 6/8/2021

CONFIDENTIAL